Exhibit 32.1

VERRA MOBILITY CORPORATION

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Verra Mobility Corporation (the “Company”) for the period ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Roberts, President and Chief Executive Officer of the Company, hereby certify, pursuant to 17 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 29, 2025	By:	/s/ David Roberts
David Roberts
President and Chief Executive Officer